                                                                   Exhibit 10.12

                   THIS WARRANT AND THE SHARES OF COMMON STOCK
        ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE
       SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES
            LAWS AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE
        REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER
                               SAID ACT AND LAWS.

                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                                  PROVANT, INC.

                            Expires November 21, 2012

No. W-_ (Tranche 4)

November 21, 2002

         FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, PROVANT, INC., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that

                                    _________

or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, _______ shares of Common Stock (the "Warrant Number") (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an initial exercise price of $.01 per share, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

         Background. On November 21, 2002, the Issuer agreed to issue warrants pursuant to the Loan Agreement (as defined below) in four tranches, which, including this Warrant, are exercisable to purchase an aggregate of Five Million One Hundred Thirty Two Thousand Two Hundred Fifty (5,132,250) shares of Common Stock, constituting 15% of the Diluted Common Stock of the Issuer. This Warrant and other warrants of similar tenor in this tranche are exercisable to purchase up to an aggregate of Two Million Fifty Two Thousand Nine Hundred (2,052,900) shares of Common Stock, (the "Aggregate Tranche Warrant Number"), constituting 6% of the Diluted Common Stock, after giving effect to the issuance of all tranches of warrants pursuant to the Loan Agreement.

         1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the earlier to occur of (i) April 15, 2003 or (ii) such date (the "Commencement Date") on which (x) an Event of Default (as defined in the Loan Agreement) (other than the Events of Default set forth in Exhibit II to the Seventeenth Amendment to the Loan Agreement) pursuant to Sections 12.1(a) or (b) of the Loan Agreement has occurred or (y) the maturity of the Revolving Credit Loans has been accelerated, and shall expire at 5:00 P.M., Eastern Time, on November 21, 2012 (such period being the "Term"); provided that this Warrant shall expire and terminate and be of no further force and effect if, (a) prior to the Commencement Date, the outstanding principal balance of the Revolving Credit Loans (as defined in the Loan Agreement) has been paid in full or (b) the Issuer shall have paid to the Holder the Fee in Lieu of Warrant Amount at any time prior to the issuance of Warrant Stock upon exercise.

         2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

           (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

           (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of whole shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check, or (ii) by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the Current Market Price per share of Warrant Stock as of the date of such exercise, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) of this Section 2(b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

           (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three Business Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof within such time.

                  (d) Transferability of Warrant. Subject to the provisions of
Section 2(e) hereof, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Closing Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

                  (e) Compliance with Securities Laws.

                           (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                           (ii) Except as provided in paragraph (iii) below, all Warrants and certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                           "THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SAID ACT AND LAWS."

                           (iii) The restrictions imposed by this Section 2(e) upon the transfer of this Warrant and the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, or (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer (it being understood that in-house counsel to the Holder shall be deemed to be acceptable counsel), addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legends required by paragraph (ii) above relating to the Securities Act and state securities laws.

                  (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof or of any shares of Warrant Stock issued upon such exercise, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         3. Registration Rights.

                    (a) Registration on Request.

                           (i) Right to Registration on Request. Commencing on April 15, 2003, upon the written request of the Agent or the Holder or Holders of thirty percent (30%) or more of the Registrable Securities that the Issuer effect the registration under the Securities Act in connection with a sale of such securities in the United States of all or part of such Holders' Registrable Securities and specifying the intended method of disposition thereof (including whether or not such disposition is intended to be effected as an underwritten offering), the Issuer will promptly give written notice of such requested registration to all other Holders and thereupon the Issuer will use its best efforts to effect the registration under the Securities Act of:

                                    (A) the Registrable Securities which the
                           Issuer has been so requested to register by the Holder or Holders submitting the request, and

                                    (B) all other Registrable Securities which
                           the Issuer has been requested to register by the Holder or Holders thereof by written request given to the Issuer within fifteen (15) days after the giving of such written notice by the Issuer (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

                           (ii) Priority in Requested Registrations. If a requested registration pursuant to this Section 3(a) involves an underwritten offering, and the managing underwriter shall advise the Issuer in writing (with a copy to each Holder requesting registration) that, in its opinion, the number of Registrable Securities and other securities of the Issuer held by any other party requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering within a price range acceptable to the Holders of a majority (by number of shares) of the Registrable Securities requested to be included in such registration, the Issuer will include in such registration all Registrable Securities requested to be included in such registration (unless the provisions of the following sentence apply) and will include in such registration other securities of the Issuer (including any securities proposed to be issued and sold by the Issuer) held by any other party only to the extent that the number of shares which the Issuer is advised can be so sold in (or during the time of) such offering exceeds the number of Registrable Securities to be included in such registration. If a requested registration pursuant to this Section 3 involves an underwritten offering, and the managing underwriter shall advise the Issuer in writing (with a copy to each Holder requesting registration) that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering within a price range acceptable to the Holders of a majority (by number of shares) of the Registrable Securities requested to be included in such registration, the Issuer will include in such registration only the number of Registrable Securities that the managing underwriter advises can be sold in (or during the time of) such offering. In such event, such Registrable Securities will be included in such registration only to the extent of the number of shares which the Issuer is advised can be so sold in (or during the time of) such offering; the Registrable Securities to be included in such registration shall be taken up pro rata from the Holders requesting such registration on the basis of the percentage of Registrable Securities requested to be included in such registration; and all shares proposed to be sold by the Issuer or any other party shall be deleted from such registration prior to effecting any reduction of Registrable Securities by the Holders thereof under this Section 3(a).

                           (iii) Registration Statement Form. Registrations under this Section 3(a) shall be on such appropriate registration form of the Commission (i) for which the Issuer qualifies, and which the Issuer's counsel (after consultation with counsel or counsels for Holders) deem appropriate, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration. The Issuer agrees to include in any such registration statement all information as to the Holders of the Registrable Securities to be registered which the Holders of the Registrable Securities being registered shall reasonably request or which shall be required by applicable law.

                           (iv) Expenses. The Issuer will pay all Registration Expenses incurred in connection with any registration requested pursuant to this Section 3(a) which the Issuer is obligated to effect, whether or not such registration is effected.

                           (v) Effected Registration Statement. A registration requested pursuant to this Section 3(a) shall not be deemed to have been effected unless a registration statement with respect thereto has become effective except: (i) if the registration statement is withdrawn prior to its effectiveness pursuant to the request of all of the Holders who have requested the inclusion in such registration statement of some or all of their Registrable Securities, (ii) if, after the registration statement has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, unless such stop order, injunction or other order or requirement results from any action or inaction of a Holder or Holders, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied due to a failure by a Holder to satisfy a condition required to be satisfied by such Holder pursuant to the purchase agreement or underwriting.

                           (vi) Selection of Underwriter. If a requested registration pursuant to this Section 3(a) involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Holders of a majority of the Registrable Securities to be so registered.

                           (vii) Limitation on Registrations. The Issuer's obligations under this Section 3(a) shall be limited to effecting three
         (3) registrations within the meaning of paragraph (v) of this Section 3(a); provided, however, that (i) if all of the Holders who have requested the inclusion of Registrable Securities held by them in a registration requested under this Section 3(a) withdraw such request prior to the time the registration statement has become effective and any or all of such Holders pay all Registration Expenses relating thereto, such proposed registration shall not count as one of the registrations provided for by this Section 3(a); and (ii) if a registration is deemed to be effected pursuant to paragraph (v) of this
         Section 3(a) because a condition to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration is not satisfied due to a failure by a Holder to satisfy a condition required to be satisfied by such holder pursuant to such agreement and one or more of the Holders elects to pay (and shall actually have paid) all Registration Expenses relating thereto, such registration shall not count as one of the registrations provided for by this Section 3(a).

                    (b) Incidental Registration.

                           (i) Right to Incidental Registration. If the Issuer at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-8 or Form S-4 or any successor or similar form and other than pursuant to Section 3(a) of this Warrant), whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 3(b). Upon the written request of any such Holder made within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Issuer will use its best efforts to effect the registration under the Securities Act in connection with a sale of all Registrable Securities which the Issuer has been so requested to register by the Holders, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason, after consultation with the Holders which have requested inclusion in such registration, not to register or to delay such registration, the Issuer may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder or Holders entitled to do so to request that such registration be effected as a registration under
         Section 3(a) above, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 3(b) shall relieve the Issuer of its obligation to effect any registration upon request under Section 3(a) above. The Issuer will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3(b).

                           (ii) Priority in Incidental Registrations. If (i) a registration pursuant to this Section 3(b) involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Issuer, and (ii) the managing underwriter of such underwritten offering shall inform the Issuer and the Holders requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then
         (A) in the case of an offering for the account of the Issuer, the Issuer will include in such registration all Registrable Securities requested to be included in such registration (allocated among the Holders pro rata on the basis of the number of Registrable Securities requested to be included therein by each such Holder) and, thereafter, such securities registered for sale for the account of the Issuer only to the extent such managing underwriter believes can be sold in (or during the time of) such offering without adversely affecting the sale of the Registrable Securities, and (B) in the case of an offering that was commenced as a result of the exercise of demand registration rights by Persons other than the Holders, the Persons commencing such registration and the Holders shall be entitled to include such other Person's securities of the Issuer and Registrable Securities in an amount up to the amount such managing underwriters or underwriters advise may be included therein, allocated first to the Holders and thereafter among other Persons commencing such registration.

           (c) Registration Procedures. If and whenever the Issuer is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3(a) or 3(b) above, the Issuer will, as expeditiously as possible:

                           (i) prepare and (as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Issuer may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3(b)(i) above, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement but in no event for a period which would exceed one hundred twenty
         (120) days from the date on which the registration statement became effective;

                           (iii) furnish to each seller of Registrable
         Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                           (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Issuer shall not for any such purpose be required to either qualify generally to do business as a foreign corporation, or subject itself to taxation or to general service of process in any jurisdiction wherein it would not, but for the requirements of this clause (iv), be obligated to be so qualified or subject to taxation or service of process, other than as to matters and transactions related to such registration or qualification;

                           (v) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                           (vi) furnish to each seller of Registrable Securities a copy of each of the following, if any, addressed to the underwriters:

                                    (A) an opinion of counsel for the Issuer,
                           dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) reasonably satisfactory in form and substance to such seller, and

                                    (B) a "comfort" letter, dated the effective
                           date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Issuer's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

                           (vii) (A) notify each seller of Registrable
         Securities covered by such registration statement, their counsel and the managing underwriters, if any, promptly, and (if requested in writing by any such Person), confirm such notice in writing: (1) when a registration statement or any amendment thereto has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement) contemplated by this Section 3 cease to be true and correct,
         (5) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes to such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary (and a post-effective amendment to such registration statement as may be necessary in connection therewith) so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (viii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

                           (ix) if requested by the managing underwriters, if any, or the Holders of a majority in interest of the Registrable Securities being sold in connection with an underwritten offering, promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received such request;

                           (x) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, a historical earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder;

                           (xi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                           (xii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or trading system on which any of the Common Stock is then listed;

                           (xiii) cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request in writing at least two
         (2) business days prior to any sale of Registrable Securities; and

                           (xiv) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

                  Each Holder of Registrable Securities as to which any registration is being effected shall furnish the Issuer such information regarding such Holder and the distribution of such securities as the Issuer may from time to time reasonably request in writing.

                  Each Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in clause (vii)(A)
(3) or (6) of this Section 3(c), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vii)(B) of this Section 3(c) and, if so directed by the Issuer, will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  (d) Underwritten Offerings. If requested by the underwriters for any underwritten offering by Holders pursuant to a registration requested under Section 3(a) above, the Issuer will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Issuer and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 3(f) below. The Holders will reasonably cooperate with the Issuer in the negotiation of the underwriting agreement, provided that nothing herein contained shall diminish the foregoing obligations of the Issuer. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and any necessary or appropriate custody agreements and appropriate powers of attorney, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Issuer to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                  (e) Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Warrant, the Issuer will give the Holders of Registrable Securities registered under such registration statement, the underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Issuer with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders, and such underwriters, respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  (f) Indemnification.

                           (i) Indemnification by the Issuer. In the event of any registration of any securities of the Issuer under the Securities Act, the Issuer will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Issuer will reimburse such seller and each such director, officer, underwriter and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Issuer shall not be obligated to reimburse the sellers for more than one counsel and shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling Person and shall survive the transfer of such securities by such seller and the termination or expiration of this Warrant.

                           (ii) Indemnification by the Sellers. The Issuer may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 3(c) above, that the Issuer shall have received an undertaking reasonably satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subparagraph (i) of this Section 3(f)) the Issuer, each director of the Issuer, each officer of the Issuer and each other Person, if any, who controls the Issuer within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Issuer or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller and the termination or expiration of this Warrant. The obligations of any seller under this subparagraph (ii) shall be limited to the net proceeds to such seller of the Registrable Securities sold pursuant to the registration statement to which the loss, claim, damage, judgment, expense or liability relates.

                           (iii) Contribution. If the indemnification provided for in subparagraphs (i) and (ii) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, judgments, expenses or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, expenses or liabilities in such proportion as is appropriate to reflect the relative fault, if any, of the Issuer and the other selling holders in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuer and the selling holders shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the selling Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, the Holders, and the underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph (iii) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. The obligations of any seller under this subparagraph (iii) are several, not joint, and shall be limited to an amount equal to the net proceeds to such seller of Registrable Securities sold pursuant to the registration statement to which the loss, claim, damage, judgment expense or liability relates. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (iv) Notices of Claims and Procedures. Promptly after receipt by an indemnified Person of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subparagraphs of this Section 3(f), such indemnified Person will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified Person to give notice as provided herein shall not relieve the indemnifying party of his, her or its obligations under the preceding subparagraphs of this Section 3(f), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified Person, unless in such indemnified Person's reasonable judgment a conflict of interest between such indemnified Person and such indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified Person, and after notice from the indemnifying party to such indemnified Person of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified Person for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified Person, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Person of a release from all liability in respect to such claim or litigation and otherwise in form and substance reasonably satisfactory to the indemnified Person. No indemnified Person shall consent to entry of any judgment or enter into any settlement without the prior written consent of the indemnifying party.

                           (v) Indemnification Payments. The indemnification required by this Section 3(f) shall be made by prompt payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                           (vi) Not Exclusive. The indemnification and contribution provisions of this Section 3(f) are in addition to any other rights to indemnification or contribution that an indemnified party may have under law or contract.

                  (g) Adjustments Affecting Registrable Securities. The Issuer will not effect or permit to occur any combination or subdivision of shares which would materially adversely affect the ability of the Holders to include such Registrable Securities in any registration of its securities contemplated by this Section 3 or the marketability of such Registrable Securities under any such registration.

                  (h) Rules 144 and 144A. The Issuer will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Issuer is not required to file such reports, the Issuer will, upon the request of any Holder, make publicly available other information) and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rules 144 and 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Issuer will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  (i) Amendments and Waivers. This Warrant may be amended and the Issuer may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Issuer shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of eighty percent (80%) or more of the Registrable Securities at the time outstanding. Each Holder at the time or thereafter outstanding shall be bound by a consent authorized by this Section 3.

                  (j) Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at his, her or its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or Holders pursuant to this Warrant or any determination of any number or percentage of shares of Registrable Securities held by any holder or Holders contemplated by this Warrant. If the beneficial owner of any Registrable Securities so elects, the Issuer may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                  (k) Limitation of Subsequent Registration Rights. From and after the date of this Warrant, the Issuer shall not, without the written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Issuer which would allow such holder or prospective holder to include such securities in any registration filed by the Issuer, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of Registrable Securities of the Holders which is included.

         4. Stock Fully Paid; Reservation and Listing of Shares; Covenants. (a) The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant and, without limiting the foregoing, will take any actions necessary to effectuate the foregoing, including without limitation increasing its authorized capital stock.

                  (b) If any shares of the Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange by the Issuer.

                  (c) The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) not, other than pursuant to the Rights Agreement, dated July 18, 2000, between the Issuer and Fleet National Bank, as Rights Agent, issue any Capital Stock of any class which is preferred as to dividends or as to the distribution of assets upon the voluntary or involuntary dissolution, liquidation or winding up of the Issuer, (iv) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (v) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

                  (d) The Issuer shall not declare, make or pay any dividend or other distribution, whether in cash, securities or other property, other than Common Stock of the same class or series (a "Distribution"), with respect to its Common Stock or any Common Stock Equivalent unless the Issuer concurrently makes a cash payment to the Holder of this Warrant equal to the product of (1) the amount of cash plus the fair market value of any property or securities distributed with respect to each outstanding share of Common Stock or any Common Stock Equivalent computed as provided in subparagraph (i) of Section 5(f) hereof multiplied by (2) the Warrant Share Number.

         5. Adjustment of Warrant Price and Warrant Share Number. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

                           (i) In case the Issuer after the Closing Date shall do any of the following (each a "Triggering Event") (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall thereafter only be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, or is redeemed in connection with such Triggering Event, to receive in exchange for the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in
         Section 5 hereof or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount, if any, of cash, property and/or securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

                           (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory, to the Holder of this Warrant, (a) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (b) the obligation to deliver to such Holder such shares of securities, cash or property as, in accordance with the foregoing provisions of this paragraph (a), such Holder shall be entitled to receive. In addition, such Person shall have similarly delivered to such Holder an opinion of counsel for such Person (which may be in-house counsel), which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this paragraph
         (a)) shall be applicable to the securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

                           (iii) In case any Triggering Event shall be proposed to be effected, the Holder of this Warrant may, and the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure the right of such Holder to, sell this Warrant (or, at such Holder's election, a portion thereof) to the Person continuing after or surviving such Triggering Event, or the Issuer (if the Issuer is the continuing or surviving Person), simultaneously with the effective date or closing of such Triggering Event, as provided in clause (y) of subparagraph (i) of this Section 5(a). The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale.

                  (b) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any shares of Common Stock, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

                  (c) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall:

                           (i) Stock Dividends. Pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of Common Stock, the Warrant Price shall be adjusted, as at the date the Issuer shall take a record of the Holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); or

                           (ii) Liquidating Dividends, etc. Make a distribution of its property to the Holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Holder of this Warrant shall, upon exercise (including without limitation payment of the Warrant Price), be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such property as would have been payable to such Holder had such Holder been the Holder of record of such Warrant Stock on the record date for such distribution or if no such record is taken, on the date of such distribution; and appropriate provision therefor shall be made a part of any such distribution.

                  (d) Issuance of Additional Shares of Common Stock. If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 5), the Warrant Price in effect hereunder shall simultaneously with such issuance or sale be reduced (or, in the event that the Warrant Price is reduced below the then par value of the Common Stock, deemed reduced) and the number of shares of Common Stock issuable upon exercise hereof shall be increased (regardless of whether the Warrant Price was reduced below the then par value of the Common Stock) so that the percentage of the Diluted Common Stock of the Issuer represented by the shares of Common Stock issuable upon exercise of this Warrant is not reduced as a result of such issuance or sale. The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 5. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (e) of this Section 5 or (y) no adjustment was required pursuant to subsection (e) of this Section 5.

                  (e) Issuance of Common Stock Equivalents. If the Issuer, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (d) of this Section 5 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (1) the date on which the Issuer shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (2) the date of actual issuance of such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) (i) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e) or (ii) issuances of Common Stock Equivalents to purchase up to one hundred fifty thousand (150,000) shares (such number of shares to be subject to adjustment, as appropriate, to reflect adjustments made under Sections 5(a), 5(b), and 5(c) of this Warrant

                  (f) Other Provisions Applicable to Adjustments Under this
Section 4. The following provisions shall be applicable to the making of adjustments in the Warrant Price herein before provided in Section 5:

                           (i) Computation of Consideration. The consideration received by the Issuer shall be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for cash consideration, the consideration received by the Issuer therefor, or if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to the Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Capital Stock of the Issuer other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its good faith determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Majority Holders shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration shall be made by an Independent Appraiser selected by the Majority Holders with the approval of the Board (which approval shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer.

                           (ii) Readjustment of Warrant Price. Upon the expiration or termination of the right to convert, exchange or exercise any Common Stock Equivalent the existence or issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged in its entirety, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 5 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued.

                           (iii) Outstanding Common Stock. The number of shares of Common Stock at any time outstanding shall (a) not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries, and (b) shall be deemed to include all shares of Common Stock then issuable upon conversion, exercise or exchange of any then outstanding Common Stock Equivalents or any other evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for shares of Common Stock or Other Common Stock.

                           (iv) Par Value. Subject to Section 5(i), this Warrant shall not be exercisable at a price per share less than the par value per share of the Common Stock.

                  (g) Other Action Affecting Common Stock. In case after the Closing Date hereof the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through
(f) of this Section 5, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this

Warrant in accordance with the essential intent and principle of this Section 5, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

                  (h) Adjustment of Warrant Share Number. Upon each adjustment in the Warrant Price pursuant to any of the foregoing provisions of this Section 5, to the extent not otherwise adjusted pursuant to the foregoing provisions of this Section 5, the Warrant Share Number shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying the Warrant Share Number immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately before giving effect to such adjustment and the denominator of which shall be the Warrant Price immediately after giving effect to such adjustment. If the Issuer shall be in default under any provision contained in Section 4 or Section 5(i) of this Warrant so that shares issued at the Warrant Price adjusted in accordance with this Warrant would not be validly issued, (i) the adjustment of the Warrant Share Number provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law and (ii) the Issuer shall immediately use its best efforts to recapitalize itself, for instance by reducing the par value of its Common Stock, to enable exercise of this Warrant at the adjusted Warrant Price and shall indemnify the Holders against any loss, expense or damages (including attorney fees) arising out of any failure to complete such recapitalization timely. Such exercise shall not constitute a waiver of any claim arising against the Issuer by reason of its default under Section 4 or
Section 5(i) of this Warrant.

                  (i) Further Assurances. The Issuer will take all action as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of all Warrants from time to time outstanding. Without limitation on the foregoing, if the Warrant Price, as adjusted, would be less than the par value of the Common Stock, the Issuer shall use its best efforts to amend its Certificate of Incorporation to reduce such par value to the Warrant Price, and if the Issuer fails to effect such amendment by the time the Warrant is exercised, the Issuer shall be obliged to pay to the Holder damages in an amount equal to the difference between the par value and the Warrant Price upon exercise of the Warrant.

         6. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 5 hereof (for purposes of this Section 6, each an "adjustment"), the Issuer shall cause the independent accounting firm then regularly engaged by it to report on its financial statements to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment.

         7. Fractional Shares. Fractional shares of Warrant Stock shall not be issued in connection with any exercise hereof, and in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Current Market Price then in effect.

         8. Definitions. For the Purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Closing Date, and all shares of Other Common Stock, if any, issued by the Issuer after the Closing Date, except the Warrant Stock.

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Business Day" means any day except a Saturday, a Sunday or a legal holiday in New York City.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
         (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Closing Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with its terms and pursuant to applicable law.

                  "Closing Date" means November 21, 2002.

                   "Common Stock" means the Common Stock, $.01 par value, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security or any stock appreciation right or other right to receive any payment based upon the value of the Common Stock.

                  "Commission" means the Securities and Exchange Commission.

                  "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                  "Current Market Price" as in effect on any day means the average of the daily market prices of the Common Stock for the period of 15 consecutive trading days ending two trading days preceding such date. The market price for each such day shall be the last sale price on such day as reported on the New York Stock Exchange Consolidated Tape, or, if the Common Stock is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such Stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if the Common Stock is not then listed or admitted to trading on any domestic stock exchange but is quoted in the National Market System ("NMS/Nasdaq") of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), then the Current Market Price for each such trading day shall be the last sale price on such day as quoted by NMS/Nasdaq, or, if no sale takes place on such day or if the Common Stock is neither listed or admitted to trading on any domestic stock exchange nor quoted on such NMS/Nasdaq, then the Current Market Price for each such trading day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by Nasdaq, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Issuer, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Issuer with the written approval of the Majority Holders. If at any time the Common Stock is not listed on any domestic exchange or quoted in the domestic over-the-counter market, the Current Market Price shall be deemed to be the fair market value per share of Common Stock as determined in good faith by the Board and agreed to by the Majority Holders. If the Majority Holders shall notify the Board in writing of their disagreement as to such fair market value as determined by the Board, a determination of the fair market value of such Common Stock shall be made by an Independent Appraiser selected by the Majority Holders and consented to by the Issuer (which consent shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer. The determination of fair market value by the Board and such Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Diluted Common Stock" means the number of shares of Common Stock outstanding, (a) not including any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries, and (b) including all shares of Common Stock then issuable upon conversion, exercise or exchange of the then outstanding Common Stock Equivalents or other evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for shares of Common Stock or Other Common Stock, all of which were issued after the Closing Date.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended, or any similar federal statute then in effect.

                  "Fee in Lieu of Warrant Amount" shall be the product of (i) $200,000 and (ii) the Warrant Number divided by the Aggregate Tranche Warrant Number, subject to a proportionate increase if any of the Strategic Initiatives are consummated at an amount which results in a valuation of the Common Stock in excess of $0.15 per share (such valuation to be determined by the Holder in its sole discretion, each a "Valuation Event"). The calculation of the Fee in Lieu of Warrant Amount shall be made as provided in the Loan Agreement.

                  "Holders" means the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Indebtedness" has the meaning provided in the Loan Agreement.

                  "Independent Appraiser" means a nationally recognized investment banking firm or other nationally recognized firm that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means Provant, Inc. and its successors.

                  "Loan Agreement" means the Revolving Credit Agreement, dated as of April 8, 1998, by and among Provant, Inc., Fleet National Bank, as Agent ("Agent") and the other lending institutions a party thereto (collectively, the "Banks") as amended, and as such agreement may from time to time be further amended, modified or supplemented in accordance with its terms.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

                  "NASD" means National Association of Securities Dealers, Inc.

                  "Other Common Stock" means any Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Person" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

                  "Registrable Securities" means the Warrants, the Warrant Stock, any other Securities issuable or issued upon exercise of the Warrants, any shares of Common Stock or other securities of the Issuer issued as a dividend or other distribution with respect to, or in exchange or in replacement of such shares of Common Stock.

                  "Registration Expenses" means all expenses incident to the Issuer's performance of or compliance with Section 3 of this Warrant, including, without limitation, all registration, filing and listing or Nasdaq fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Issuer and of its independent public accountants, including without limitation the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance, if any, against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and disbursements of any counsel and accountants retained by the Holder or Holders of the Registrable Securities being registered (provided that the Issuer shall not be required to pay the fees of more than one counsel and accountant), but excluding underwriting discounts and commissions, transfer taxes, if any.

                  "Strategic Initiatives" means each of the following: (a) the sale of certain divisions of the Issuer to Drake Beam and Moran, (b) the sale of the Government Division (as defined in the Loan Agreement) of the Issuer, (c) the sale of all of the non-government divisions of the Issuer to University of Phoenix Apollo Group, or (d) the sale of all of the non-government divisions of the Issuer to WR Capital, each as more fully described in the Loan Agreement.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Valuation Event" shall have the meaning provided in the definition of Fee in Lieu of Warrant Amount.

                  "Warrants" means the Warrants issued and sold pursuant to the Loan Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c) or 2(d) hereof or of any of such other Warrants.

                  "Warrant Price" means the price per share of Common Stock specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 5 hereof.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants.

         9. Information. As long as this Warrant is outstanding, the Issuer shall deliver to the Holder hereof and to each holder of shares of Warrant Stock the documents and other information required under the Loan Agreement within the applicable time period specified therein and regardless of whether or not the Loan Agreement is then in effect.

         10. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 9 without the consent of the Holder of this Warrant.

         11. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (excluding the laws applicable to conflicts or choice of law).

         12. Notices. All notices and other communications provided for hereunder shall be in writing and delivered by hand or sent by first class mail or sent by fax (with such fax to be confirmed promptly in writing sent by first class mail), and if to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or fax number appearing on the books of the Issuer maintained for such purposes, and if to the Issuer, addressed to:

                      Provant, Inc.
                      67 Batterymarch Street, Suite 600
                      Boston, MA  02110
                      Attention: President
                      Fax No.:(617) 261-1610

or to such other address or addresses or fax number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by fax, or three business days after being so mailed.

         13. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         14. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         15. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         16. Integration. This Warrant replaces all prior agreements, supersedes all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein. References to the Loan Agreement herein shall, to the extent that the obligations thereunder have been repaid and such Loan Agreement has terminated, mean the Loan Agreement as in effect immediately prior to its termination.

         17. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                                    PROVANT, INC.



                                    By: /s/ Janet Hoey
                                      -------------------------------
                                    Name:    Janet Hoey
                                    Title:   Vice President and Chief
                                             Financial Officer

                                  EXERCISE FORM

Provant, Inc.

The undersigned, ___________________________, pursuant to the provisions of the within Warrant, hereby elects to purchase _______ shares of Common Stock of Provant, Inc. covered by the within Warrant.

Dated: _________  Signature:        ___________________

Address: ___________________

         ___________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto _____________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: __________  Signature:       ___________________

Address: ___________________

         ___________________


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto ________________ the right to purchase ____________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint _________________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.


Dated: ___________  Signature:      _____________________


Address: ___________________

         ___________________



FOR USE BY THE ISSUER ONLY:

This Warrant No. W- ___ canceled (or transferred or exchanged) this ___ day of _______, 20__, shares of Common Stock issued therefor in the name of
________________, Warrant No. W- ____ issued for ____ shares of Common Stock in the name of ___________________.

                                   ASSIGNMENT
                                   ----------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee           Address                   No. of Shares
----------------           -------                   -------------

                                                                       shares
                                                     ------------------


, and hereby irrevocably constitutes and appoints ______________ as agent and attorney-in-fact to transfer said Warrants on the books of the within named corporation, with full power of substitution in the premises.

Dated                               ,        .
      ------------------------------ --------

In the presence of


----------------------------------
                                            Name:
                                                 -------------------------------

                                            Signature:
                                                      --------------------------
                                            Title of Officer or Agent (if any)



                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                            Note: the above signature should
                                            correspond exactly with the name
                                            on the face of the within Warrant